SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  June 13, 2001
                                 ---------------
                        (Date of earliest event reported)



                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                    001-11001                06-0619596
----------------------------    ----------------------     -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



3 High Ridge Park, P.O. Box 3801,  Stamford, Connecticut          06905
--------------------------------------------------------          -----
       (Address of principal executive offices)                 (Zip code)



                                 (203) 614-5600
                                 --------------
              (Registrant's telephone number, including area code)


                           No change since last report
                           ---------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------
          Citizens Communications Company announced on June 13, 2001 that it priced its previously announced concurrent offerings of equity units and common stock. The closings of these offerings are expected to occur on June 19, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (c)     Exhibits

                99.1 Press release of Citizens Communications Company released June 13, 2001 announcing pricing of equity units and common stock offering.

                                                   Citizens Communications
                                                   3 High Ridge Park
                                                   Stamford, CT 06905
                                                   203.614.5600
                                                   Web site: www.czn.net

FOR IMMEDIATE RELEASE

Contact:
Don Armour
Vice President, Finance
203.614.5124
darmour@czn.com

      Citizens Communications Prices Equity Units and Common Stock Offering

STAMFORD, Conn., June 13, 2001 -- Citizens Communications (NYSE:CZN) announced today that it priced its previously announced concurrent offerings of equity units and common stock. The closings of these offerings are expected to occur on June 19, 2001.

In connection with these offerings, Citizens Communications expects to issue $400 million of equity units and 21.875 million shares of its common stock. The equity units, which will trade on the New York Stock Exchange under the symbol "CZB," will each initially consist of a warrant (or purchase contract) for Citizens Communications common stock and a $25 in principal amount senior note issued by Citizens Communications. The equity units will mature on August 17, 2004 and will have a yield of 6.75 percent and a conversion premium of 20 percent. The offering of Citizens Communications common stock was priced at $12.10 per share, the closing price of June 13, 2001 on the New York Stock Exchange.

The joint book running managers for both of the offerings are J.P. Morgan and Morgan Stanley Dean Witter. The joint lead managers of the offerings are Bank of America Securities LLC and Salomon Smith Barney.

About Citizens Communications
Citizens Communications serves 1.4 million access lines in 17 states and is acquiring an additional 1.7 million access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                             By: /s/   Robert J. Larson
                                -----------------------
                                Robert J. Larson
                                Vice President and Chief Accounting Officer



Date: June 14, 2001